SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 4, 2007
webMethods, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-15681 (Commission File Number)	54-1807654 (I.R.S. Employer Identification No.)

3877 Fairfax Ridge Road South Tower Fairfax, Virginia (Address of Principal Executive Offices)	22030 (Zip Code)
Registrant’s telephone number including area code: (703) 460-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
On April 4, 2007, webMethods, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Software AG (“Software AG”) and Wizard Acquisition, Inc., a wholly-owned indirect subsidiary of Software AG (“Merger Sub”), providing for the merger of Wizard Acquisition, Inc. with and into the Company (the “Merger”). Following the consummation of the Merger, the Company will be a wholly-owned subsidiary of Software AG. Under the terms of the Merger Agreement, Merger Sub has agreed to make a cash tender offer for all outstanding shares of the Company common stock at $9.15 per share. As soon as practicable following the completion of the offer, Merger Sub has agreed to effect the merger described above. At the effective time of the Merger, each issued and outstanding share of the Company’s common stock will be converted into the right to receive $9.15 in cash.
The Company has made various representations and warranties and agreed to specified covenants in the Merger Agreement, including covenants relating to the Company’s conduct of its business between the date of the Merger Agreement and the closing of the Merger, restrictions on solicitation of proposals with respect to alternative transactions, governmental filings and approvals, public disclosures and other matters. The Merger Agreement contains certain termination rights of Software AG and the Company and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company will be required to pay Software AG a termination fee of $13.64 million. The consummation of the tender offer and the completion of the Merger is subject to specified conditions, including regulatory approvals.
In connection with the Merger Agreement, each of the directors and executive officers of the Company, who together hold shares and rights to purchase and receive shares that total approximately 5.3% of the Company's outstanding common stock, have agreed to tender their shares of the Company's common stock in the tender offer pursuant to a Tender and Support Agreement (the “Tender and Support Agreement”) dated April 4, 2007, among Software AG, Merger Sub and such directors and executive officers.
The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement and the Tender and Support Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference. The Merger Agreement and the Tender and Support Agreement have been attached to provide investors with information regarding their terms. They are not intended to provide any other factual information about the Company or Software AG. In particular, the assertions embodied in the Company’s representations and warranties contained in the Merger Agreement are qualified by information in the disclosure schedules provided by the Company to Software AG in connection with the signing of the Merger Agreement. This disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Software AG rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or Software AG.
Amendment of Rights Agreement
The disclosure in Item 3.03 is incorporated in this Item 1.01 by reference. American Stock Transfer & Trust Company is the transfer agent for the Company’s common stock.
Item 3.03. Material Modification of Rights of Security Holders
On April 4, 2007, prior to the execution of the Merger Agreement, the board of directors of the Company approved and the company entered into an Amendment (the “Amendment”) to the Rights Agreement, dated as of October 18, 2001, by and between the Company and American Stock Transfer & Trust Company, as rights agent (the “Rights Agent”) (the “Rights Agreement”).
The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger, the Merger Agreement and the transactions contemplated thereby. In addition, the Amendment provides that neither Software AG, Merger Sub nor any of their affiliates will become an “Acquiring Person” (as such term is defined in the Rights Agreement), none of a “Stock Acquisition Date”, a “Distribution Date”, or a “Section 13 Event” (each as defined in the Rights Agreement) shall occur, and that the “Rights” (as such term is defined in the Rights Agreement) will not separate from shares of Company common stock, in each case, by reason of the approval or execution of the Merger Agreement, the announcement or consummation of the Merger, the Merger Agreement or the transactions contemplated thereby. The Amendment also provides that the Rights Agreement shall expire immediately prior to the Effective Time (as defined in the Merger Agreement) if the Rights Agreement has not otherwise terminated. If the Merger Agreement is terminated, the changes to the Rights Agreement pursuant to the Amendment will be of no further force and effect.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events
On April 5, 2007, the Company and Software AG issued a joint press release relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 4, 2007, by and among Software AG, Wizard Acquisition, Inc. and webMethods, Inc.*
2.2	Tender and Support Agreement, dated as of April 4, 2007, by and among Software AG, Wizard Acquisition, Inc. and the individuals listed on Annex I.
4.1	Amendment to Rights Agreement, dated as of April 4, 2007, between webMethods, Inc. and American Stock Transfer & Trust Company as Rights Agent.
99.1	Press release, dated April 5, 2007, issued by webMethods, Inc. and Software AG.

*	Excludes schedules, exhibits and certain annexes, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

webMethods, Inc.
	By:	/s/ DAVID MITCHELL
		Name:	David Mitchell
Date: April 5, 2007		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 4, 2007, by and among Software AG, Wizard Acquisition, Inc. and webMethods, Inc.*
2.2	Tender and Support Agreement, dated as of April 4, 2007, by and among Software AG, Wizard Acquisition, Inc. and the individuals listed on Annex I.
4.1	Amendment to Rights Agreement, dated as of April 4, 2007, between webMethods, Inc. and American Stock Transfer & Trust Company as Rights Agent.
99.1	Press release, dated April 5, 2007, issued by webMethods, Inc. and Software AG.

*	List of exhibits and schedules to the Merger Agreement is attached to Exhibit 2.1. Excludes schedules, exhibits and certain annexes, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.